UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2009

NetLogic Microsystems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50838	77-0455244
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1875 Charleston Road, Mountain View, CA 94043

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (919) 767- 3250

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On June 1, 2009, NetLogic Microsystems, Inc. (the “Company”) held a conference call for investors and industry analysts, which was open to all callers, to summarize and respond to questions about a proposed transaction with RMI Corporation. The transcript of this conference call is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference in response to this item.

The information, including Exhibit 99.1, in this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Item 7.01 shall not be incorporated by reference into any filing under the Securities Act of 1933, except as shall otherwise be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On June 1, 2009, the Company issued a press release announcing a proposed transaction with RMI Corporation. The press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference in response to this item.

The information, including Exhibits 99.2, in this Item 8.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Item 8.01 shall not be incorporated by reference into any filing under the Securities Act of 1933, except as shall otherwise be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are furnished herewith:

99.1	Transcript of conference call held on June 1, 2009.

99.2	Press release dated June 1, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETLOGIC MICROSYSTEMS, INC.

By:	/s/ Roland Cortes
Name:	Roland Cortes
Title:	Vice President, General Counsel and Secretary

Date: June 1, 2009

EXHIBIT INDEX

Exhibit No. Under Regulation S-K, Item 601	Description
99.1	Transcript of conference call held on June 1, 2009.

99.2	Press release dated June 1, 2009.

4